Exhibit 14

PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                          950 Seventeenth Street
                                                                      Suite 2500
                                                               Denver CO   80202
                                                       Telephone  (303) 893-8100


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated September 30, 1998 relating to the financial statements and financial highlights appearing in the August 31, 1998 Annual Report to Shareholders of INVESCO Intermediate Government Bond Fund (one of the portfolios constituting INVESCO Value Trust) and our report dated October 2, 1998 relating to the financial statements and financial highlights appearing in the August 31, 1998 Annual Report to Shareholders of INVESCO U.S. Government Securities Fund (one of the portfolios constituting INVESCO Income Funds, Inc.), which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report into the Prospectus of INVESCO Intermediate Government Bond Fund dated January 1, 1999, and the incorporation by reference of our report in the Prospectus of INVESCO U.S. Government Securities Fund dated January 1, 1999, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and Financial Statements" in the Statement of Additional Information of INVESCO Intermediate Government Bond Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Intermediate Government Bond Fund both dated January 1, 1999. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO U.S. Government Securities Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO U.S. Government Securities Fund both dated January 1, 1999.

We also consent to the reference to us under the heading "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.



/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 26, 1999